Exhibit 10.2

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Pledge Agreement”) is made and entered into as of the 15th day of December 2008, by and between Environmental Energy Services, Inc., a Delaware corporation (the “Borrower”), and A. Leon Blaser and Bruce Blaser (collectively, the “Lender”).

R E C I T A L S:

A.

The Borrower is the owner of 73,724,378 shares of common stock (the “Blaze Shares”) of Blaze Energy Corp. (the “Company”).

B.

On the date of this Pledge Agreement, Borrower has executed a promissory note (the “Note”) in favor of Lender to evidence the terms under which Borrower has agreed to repay a loan of $5,554,134.48 from the Lender to the Borrower, and Borrower has agreed to pledge 15,000,000 of the Blaze Shares  (the “Collateral”) to Lender to secure the Note.

A G R E E M E N T S:

In consideration of the foregoing Recitals and of the mutual agreements contained herein, the parties agree as follows:

SECTION 1.  GRANT OF SECURITY INTEREST; PLEDGE.

1.1  Pledged Collateral.  The Borrower hereby grants a security interest to the Lender in, and pledges, assigns and sets over to the Lender, all of the Collateral, together with any certificates representing the same, and all substitutions therefor, proceeds thereof and therefrom, and all cash dividends in respect thereof, as well as all stock or other securities at any time and from time to time receivable or otherwise distributable in respect thereof, exchanged therefor, derived therefrom, substituted therefor, or otherwise issued pursuant to stock split, recapitalization, stock dividend or similar corporate act affecting the Collateral and all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation affecting the Collateral (all of which Collateral, dividends, cash, property, securities, and liquidating distributions are herein called the “Pledged Collateral”).

1.2  Possession of Pledged Collateral.  Except as otherwise expressly permitted herein, all of the Pledged Collateral (to the extent it is certificated form) shall be held by the Lender, in its capacity as a first lienholder on the Pledged Collateral, accompanied by proper instruments of assignment duly executed in blank by the Borrower and by such other instruments or documents as the Lender or its counsel may reasonably request sufficient to transfer the title thereto to the Lender or its nominee.

1.3  Obligations Secured.  The security interest of the Lender under this Pledge Agreement secures (a) the full and prompt performance of all of the obligations of Borrower under the Note, whether now existing or hereafter arising (including, in each case, interest accruing in respect of any of such obligations after the commencement of any case or proceeding under any federal or state bankruptcy or insolvency law (a “Proceeding” and “Post-Petition Interest”, respectively)); (b) performance by the Borrower of the covenants and agreements set forth herein; (c) all payments made or reasonable expenses incurred by the Lender, including, without limitation, reasonable attorney’s fees and legal expenses incurred by the Lender in the collection or enforcement of the aforementioned obligations; and (d) any renewals, supplements, substitutions, continuations or extensions of any of the foregoing ((a) through (d) described above are referred to as the “Pledge Obligations”).

SECTION 2.  VOTING RIGHTS; DIVIDENDS; ETC.  So long as no Event of Default (as defined in Section 6 hereof) shall have occurred:

(a)

The Borrower shall have the right, from time to time, for any purpose not inconsistent with this Pledge Agreement, to vote and give proxies and consents in respect of the Pledged Collateral and to consent to or ratify action taken at, or waive notice of, any meeting of shareholders or partners with the same force and effect as if such Pledged Collateral were not pledged hereunder; and

(b)

The Borrower shall be entitled to retain and use any and all cash dividends paid on the Pledged Collateral in a manner consistent with this Pledge Agreement; provided, however, that any and all Pledged Collateral and/or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of stock of the Company or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of the Company, or otherwise, any and all of which shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Company or the Borrower, shall forthwith be delivered to the Lender to be held subject to the terms of this Pledge Agreement.

SECTION 3.  WARRANTIES AND AGREEMENTS.  The Borrower represents and warrants and, where appropriate, covenants as follows:

(a)

The pledge of the Pledged Collateral hereunder will not contravene any agreement binding upon the Borrower;

(b)

The Borrower has good right and legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and the Borrower will warrant and defend his title thereto and the lien created hereunder against the claims of any persons whomsoever;

(c)

The pledge of the Pledged Collateral hereunder is effective to vest in the Lender the rights of the Lender in the Pledged Collateral as set forth herein;

(d)

The Borrower is the owner of the Pledged Collateral free and clear of all liens of every kind and nature whatsoever; and

(e)

The Borrower shall not sell, assign, transfer or otherwise dispose of, or grant any option in respect of, the Pledged Collateral, nor will the Borrower create, incur or permit to exist any lien in respect of the Pledged Collateral, or any interest therein, or the proceeds thereof, other than the lien provided for in this Pledge Agreement.

SECTION 4.  RIGHTS OF LENDER UPON DEFAULT.  Upon (i) the occurrence of an Event of Default (hereinafter defined) hereunder and so long as such Event of Default is continuing and (ii) compliance with all applicable requirements of the law, the Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, shall also have the rights set forth in this Section 4:

4.1  Voting Rights.  The Lender shall have the right (but not the obligation) to vote any and all Pledged Collateral and to give all consents, waivers and ratifications in respect thereof, and in such event and for such purpose, the Borrower hereby irrevocably constitutes and appoints the Lender, as the Borrower’s proxy and attorney-in-fact (which appointment shall be coupled with an interest) with full power of substitution, to do so.  To evidence such appointment, the Borrower shall execute and deliver to the Lender an Irrevocable Proxy in favor of the Lender in the form of Exhibit A attached hereto.

4.2  Sale of Pledged Collateral.

(a)

Upon compliance with any mandatory requirements of law, and upon at least ten (10) days prior written notice to the Borrower (except as provided below) of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made, the Lender shall have the right to sell, assign and deliver the whole or any part of the Pledged Collateral, at any time or times, within or without Boise, Idaho, at public or private sale or at any broker’s board or on any securities exchange, for cash, on credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as are commercially reasonable and not in violation of any applicable securities law, and in connection therewith the Lender at any sale may bid for or purchase the whole or any part of the Pledged Collateral so offered for sale, free from any right of redemption, stay or appraisal on the part of the Borrower, all of which rights the Borrower hereby waives and releases.  The Borrower hereby agrees that the ten (10) day notice of sale provided for in this subsection 4.2(a) is commercially reasonable.

(b)

The Lender shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act of 1933, the rules and regulations thereunder, and all applicable state “Blue Sky” laws.  the Lender may take all such further acts as it may in its sole good faith discretion deem necessary or advisable for the Lender’s protection or for compliance with any provision of law, even if such act might, whether by limiting the market or by adding to the costs of sale or otherwise, depreciate prices that might otherwise be obtained for the Pledged Collateral being sold or otherwise restrict the net proceeds available from the sale thereof.  Upon consummation of any such sale, the Lender shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and the Borrower hereby waives, to the extent permitted by law, all rights of stay or appraisal which the Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  For purposes of this subsection 4.2(b), an agreement to sell all or any part of the Pledged Collateral shall be treated as a sale of such Pledged Collateral, and the Lender shall be free to carry out the sale of any Pledged Collateral pursuant to any such agreement and the Borrower shall not be entitled to the return of any such Pledged Collateral subject thereto, notwithstanding that after the Lender shall have entered into such an agreement, all Events of Default may have been remedied.

(c)

The proceeds of any sale of Pledged Collateral shall be applied first to the Lender’s costs and expenses of sale and then to the Pledge Obligations then due (in such order as the Lender may determine).  The balance of the proceeds of any sale of the Pledged Collateral remaining after payment in full of the costs and expenses of sale and the Pledge Obligations then due shall be held by the Lender as additional security for any Pledge Obligations not then due and payable. The Borrower shall nevertheless remain liable for any deficiency.

4.3  Rights to Accept Pledged Collateral in Full or Partial Satisfaction.  The Lender shall have the right to accept the Pledged Collateral in full or partial satisfaction of the Pledge Obligations in accordance with the applicable provisions of the Uniform Commercial Code, provided that nothing contained in this Pledge Agreement shall relieve the Lender of any consent, notice or other obligations of a secured party required in connection with the exercise of such remedies.

4.4  Rights Cumulative.  The rights and the remedies provided in this Pledge Agreement are cumulative and in addition to any rights and remedies which the Lender may have under the Note or any collateral agreement entered into in connection therewith, or at law or in equity.

SECTION 5.  WAIVER.  The Borrower hereby waives, releases and discharges, to the extent permitted by law, any right which the Borrower has or may have at law, in equity or by statute, to require the Lender to pursue or otherwise avail itself of any rights or remedies which it has or may have against the Borrower or any other person or entity in respect of the payment or performance of the Pledge Obligations or to pursue or exhaust any of its rights or remedies in respect of any other security at any time held by it for the payment or performance of the Pledge Obligations.  The obligations of the Borrower hereunder shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by (i) the institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against the Borrower or Company; or (ii) any other circumstance which otherwise might constitute a defense to, or a discharge of, the Borrower or the Company with respect to the Pledge Obligations.

SECTION 6.  EVENT OF DEFAULT DEFINED.  The occurrence of any one or more of the following events shall be an “Event of Default” under this Pledge Agreement:

(a)

The Borrower shall be in default of the Borrower’s obligations under the Note.

(b)

The Borrower shall fail or omit to observe, perform or satisfy or be in compliance with any term, provision, covenant or agreement in respect of any of the Pledge Obligations.

(c)

Any representation or warranty made or furnished to the Lender by the Borrower pursuant hereto shall prove to have been false in any material respect when made or furnished.

(d)

The Borrower shall, or shall attempt to, encumber, subject to any further lien, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein, except as may be permitted herein.

(e)

All or any part of the Pledged Collateral shall be attached, levied upon or seized in any legal proceedings, or held by virtue of any security interest or distress, and such attachment, levy or seizure shall not be discharged within a period of thirty (30) days, unless (i) the Borrower shall contest such attachment, levy or seizure diligently and in good faith by appropriate proceedings, and the Lender shall reasonably determine that such contest will not endanger the security interest granted herein, and (ii) the Borrower shall provide to the Lender a bond in the full amount of the claim giving rise to such attachment, levy or seizure.

SECTION 7.  DISCHARGE OF THE BORROWER.  At such time as the Note has been paid and discharged in full, then all rights and interests in such Pledged Collateral as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it shall forthwith be transferred and delivered to the Borrower, and the right, title and interest of the Lender therein shall cease.

SECTION 8.  NOTICES.  Whenever any notice or other communication (a "Delivery") is required to be given or delivered under the terms of this Pledge Agreement, it shall be in writing and delivered by hand delivery or Federal Express or registered or certified United States mail, postage prepaid and return receipt requested, and will be deemed to have been given or delivered on the date such notice or other communication is so delivered.  Any Delivery to the Borrower shall be addressed to __________________________________________________________________, or to such other address as the Borrower may hereafter designate to the Lender in writing; any Delivery to the Lender shall be addressed to A. Leon Blaser and Bruce Blaser, 3350 Americana Terrace, Suite 200, Boise, Idaho 83706, or to such other address as the Lender may hereafter designate to the Borrower in writing.

SECTION 9.  INDEMNITY.  The Borrower hereby agrees to indemnify and hold harmless the Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature, and to reimburse the Lender for all costs and reasonable expenses, including reasonable legal fees and disbursements, growing out of or resulting from any lawful action taken in respect of the Pledged Collateral, this Pledge Agreement or the administration, enforcement or exercise of any right or remedy granted to the Lender hereunder, except for the gross negligence or willful misconduct of the Lender.  In no event shall the Lender be liable to the Borrower for any action, matter or thing in connection with this Pledge Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

SECTION 10.  FURTHER ASSURANCES.  The Borrower further agrees that the Borrower will join with the Lender in executing and that the Borrower shall pay all reasonable expenses of filing or recording such notices, financing statements or other documents or instruments, in form and substance reasonably satisfactory to the Lender and its counsel, as the Lender may deem necessary for the perfection of the security interest of the Lender hereunder.  In addition, the Borrower will do such further acts and things and execute and deliver to the Lender such additional conveyances, assignments, agreements and instruments as the Lender may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto the Lender its rights, powers and remedies hereunder.

SECTION 11.  NO LIABILITY OF LENDER.  Nothing in this Pledge Agreement shall be construed as an undertaking by the Lender of any of the liabilities or obligations of the Borrower as a shareholder of the Company, including but not limited to, any obligation to make contributions to the capital of the Company or any obligation to make any other payment to, for or on behalf of the Company.  The Lender’s rights and obligations in respect of the Pledged Collateral are those only of a secured party under the Uniform Commercial Code.

SECTION 12.  NO WAIVER.  No failure on the part of the Lender to exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies at law or in equity.

SECTION 13.  GOVERNING LAW; AMENDMENTS.  This Pledge Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Idaho.  The invalidity of any provision of this Pledge Agreement shall not affect the validity of any other provision.  This Pledge Agreement may not be amended or modified nor may any of the Pledged Collateral be released, except in a writing signed by the Borrower and the Lender.

SECTION 14.  PERSONS BOUND.  This Pledge Agreement shall be binding upon the Borrower and the Lender and their respective heirs, administrators, successors and assigns, and shall inure to the benefit of and be enforceable by the Borrower and the Lender, their respective heirs, administrators, successors and assigns.

SECTION 15.  HEADINGS.  Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

SECTION 16.  ENFORCEMENT.  The Borrower (a) hereby irrevocably submits to the jurisdiction of the state courts of the Boise, Idaho, and to the jurisdiction of the United States District Court for the State of Idaho, for the purpose of any suit, action or other proceeding arising out of or based upon this Pledge Agreement or the subject matter hereof brought by the Lender or its successors or assigns and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that the Borrower is not subject personally to the jurisdiction of the above-named courts, that the Borrower’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Pledge Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such Idaho state or federal court.  The Borrower hereby consents to service of process by certified or registered mail at the address to which notices are to be given.  The Borrower agrees that the Borrower’s submission to jurisdiction and his consent to service of process by mail are made for the express benefit of the Lender.  Final judgment against the Borrower in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that the Lender may at its option bring suit, or institute other judicial proceedings, against the Borrower in any state or federal court of the United States or of any country or place where the Borrower may be found.

SECTION 17.  PRONOUNS.  Any pronoun used herein shall be construed in the person, number and gender which is appropriate in the context.

SECTION 18.  COUNTERPARTS.  This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

SECTION 19.  NEGATIVE PLEDGE.  The Borrower hereby agrees that it shall not sell, transfer or encumber any part of the Blaze Shares which are not part of the Pledged Collateral hereunder (i.e., 58,724,378 of the Blaze Shares), unless any such sale, transfer or encumbrance is for cash and such cash proceeds are paid to the Lender and the Company in proportion to the amount of principal and interest due each at the time of receipt of the cash proceeds; provided that the exercise by Lyons Financial Services, Inc. and Rex Cook of their right to buyback 4,000,000 Blaze Shares shall not constitute a default under this Section 19.

SECTION 20.

TRANSACTIONS WITH BLAZE.  Notwithstanding anything herein to the contrary, the Borrower is hereby authorized and entitled to engage in the following transactions with the Company without the consent of the Lender:

1)

The Borrower is permitted to borrow funds as needed from the Company to pay general and administrative expenses, lease and G&G costs, any payments due on the Note, on the terms currently disclosed in securities filings of the Borrower;

2)

The Borrower is permitted to transfer its interest in any other assets other than the Blaze Shares in consideration for additional shares of the Company’s common stock (including Mirror Image prospect, Morrelton’s prospect, Independence Ridge prospect, Cook Inlet prospect and Wastech common stock), on such terms that the board of directors of both companies approve.

3)

The Borrower is permitted to merge with the Company, with either being the successor, on such terms that the board of directors of both companies approve.

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed and delivered on the date first above written intending to be legally bound hereby.

LENDER:	BORROWER: ENVIRONMENTAL ENERGY SERVICES, INC., a Delaware corporation

By: A. Leon Blaser, Individually	By: Michael Thompson Title: President
By: Bruce Blaser, Individually

EXHIBIT A

IRREVOCABLE PROXY

FOR

15,000,000 SHARES OF COMMON STOCK OF BLAZE ENERGY CORP.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint A. Leon Blaser and Bruce Blaser (“the Lender”), its true and lawful attorney, for it and in its name, place and stead, to act as its proxy in respect of 15,000,000 shares of common stock of BLAZE ENERGY CORP. (hereinafter referred to as the “Corporation”), which it now or hereafter may own or hold, including, without limitation, the right, on its own behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its organizational documents and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorney full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

This Proxy is given to the Lender in consideration of the loan and other financial accommodations made and to be made by the Lender to the undersigned and in order to carry out the covenants of the undersigned contained in a certain pledge agreement of even date herewith between the undersigned and the Lender (the “Pledge Agreement”).  This Proxy is coupled with an interest and shall not be revocable or revoked by the undersigned, shall be binding upon the undersigned, its successors and assigns until the payment and performance in full of all of the Pledge Obligations (as that term is defined in the Pledge Agreement) and may be exercised only upon the occurrence of an Event of Default (as that term is defined in the Pledge Agreement) as provided in Section 6 of the Pledge Agreement.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Irrevocable Proxy as of the ____ day of ___________, 2008.

By: ______________________________

Print Name:

Date: